                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                    -------------

                                     FORM 8 - K

                                   CURRENT REPORT

                      Pursuant to Section 13  or 15(d) of the

                        Securities and Exchange Act of 1934

 Date of Report (Date of earliest event reported)      June 30, 1998
                                                       -------------
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
                 MENLO ACQUISITION CORP.  FDBA  FOCUS SURGERY, INC.
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                 (Exact name of registrant as specified in charter)

                 DELAWARE                           0-22136               77-0332937
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(State or other jurisdiction of incorporation)  (Commission File        (IRS Employer
                                                   Number)            Identification No.)

113 TYNAN WAY, PORTOLA VALLEY, CA                                        94028
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  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code                       (650) 529-0730
                                                                -------------------------
                                        N/A
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                 (Former name or former address, if changed since last report.)


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Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter
11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

     The Registrant made a cash distribution to unsecured creditors in February 1998. It is unclear at this time whether any funds will be available for distribution to the shareholders.

Item 7. Financial Statements and Exhibits

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 Exhibit No.                             Description

 99.27                                   Summary  of  Financial  Status  of the
                                         Registrant  for  the  month ended June
                                         1998, as required by the United States
                                         Bankruptcy Court, Northern District of
                                         California, Oakland Division.


                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                              ------------------------------------------------
                                                (Registrant)


 Date:  July 17, 1998         By:      /s/ RICHARD J. REDETT
                              ------------------------------------------------
                              Name:  Richard J. Redett
                              Title  President and Chief Executive Officer